Exhibit 99.2 Atrium Therapeutics 2 November 2026 RNA L I S T E D www.atriumtherapeutics.com NASDAQ 1

Forward-Looking Statements

FORWARD LOOKING STATEMENTS AND OTHER INFORMATION: Certain statements in this Presentation may constitute "forward-looking statements" for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our future results of operations and financial position, including our expected cash runway; business strategies and plans; research and development plans, including the anticipated timing of initiating IND-enabling studies and of nominating additional development candidates; the anticipated timing, costs, design, dosing, enrollment, number and location of trial sites and conduct of our ongoing and planned preclinical studies and clinical trials for our product candidates; the timing of the reporting of data from our clinical trials, the timing and likelihood of regulatory filings and approvals for our product candidates, the timing and likelihood of success of our research and development programs, plans and objectives of management for future operations and future results of anticipated product development efforts; the design, capability and scalability of our AOC platform, including its ability to efficiently deliver to cardiac tissue and to directly target pathogenic RNA across multiple genetically defined cardiomyopathies; the therapeutic potential of our product candidates, including their potential to modify disease progression and the potential of ATR 1072 to address PRKAG2 Syndrome; the extent to which results observed in our nonclinical studies, including studies using surrogate molecules in nonclinical models, may be predictive of results in humans; the potential for modulating calcium cycling to improve diastolic function in cardiomyopathies; our ability to expand into additional indications; our estimates of disease prevalence and market opportunity and identification of higher disease prevalence; and the potential receipt of milestone payments under our collaborations. The forward-looking statements contained in this Presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including, but not limited to: the initiation, timing, progress, potential registrational quality, and results of our research and development programs, preclinical studies, any clinical trials, Investigational New Drug Application, and other regulatory submissions; our ability to identify and nominate additional development candidates on our anticipated timeline or at all; the beneficial characteristics, including potential safety, efficacy and therapeutic effects of our product candidates and the potential advantages of our product candidates compared to alternative therapies; the potential for clinical trial results to differ from the results of our nonclinical studies, including data from animal models and from studies using surrogate molecules; the limitations of nonclinical models, which may not fully replicate human disease; the success and capabilities of the RNA delivery platform, including its ability to efficiently deliver to cardiac tissue; the prevalence of certain diseases and conditions we intend to treat and our estimates of the potential market opportunity for our product candidates; the number of patients that we will enroll in our clinical trials and the number and location of trial sites; the timing of and costs involved in obtaining and maintaining regulatory approval of our current product candidates and any future product candidates that we may identify or develop; our ability to meet future regulatory standards with respect to our product candidates, if approved; our plans relating to the further development and manufacturing of our product candidates, including for additional indications that we may pursue; the rate and degree of market acceptance and therapeutic benefits of our product candidates, if approved; our ability to develop or partner and progress our current and future product candidates; the implementation of our strategic plans for our business, product candidates, research programs and technologies; the scope of protection we are able to establish and maintain for intellectual property rights covering our product candidates; anticipated developments related to our competitors and our industry; our competitive position and the success of competing therapies that are or may become available; our ability to maintain our current license agreements and collaborations and identify and enter into future license agreements and collaborations; the expected potential benefits of strategic collaborations with third parties and our ability to attract collaborators with development, regulatory, manufacturing or commercialization expertise; our reliance on third parties to conduct preclinical studies and clinical trials of our product candidates; our ability to efficiently and cost-effectively conduct our current and future clinical trials; our reliance on third parties for the manufacture of our product candidates; our plans relating to sales strategy, manufacturing and commercializing our product candidates, if approved; anticipated regulatory developments in the United States and foreign countries in which we may seek regulatory approval for our product candidates in the future; the timing and likelihood of the achievement of milestones pursuant to our existing collaboration agreements; our ability to attract and retain key scientific and management personnel; the costs of operating as a public company; the accuracy of our estimates regarding future expenses, future revenue, capital requirements and the need for additional financing; the period over which we estimate our existing cash and cash equivalents will be sufficient to fund our future operating expenses and capital expenditure requirements; our ability to obtain funding for our operations necessary to complete further development and commercialization of our current and future product candidates; our anticipated use of our existing resources, estimates of our expenses, capital requirements and needs for additional financing; general economic, political and market conditions, including inflationary pressures, interest rates, and changes in trade policy; and other factors specified in the Company's Registration Statement on Form 10, initially publicly filed by the Company with the Securities and Exchange Commission (the "SEC") on December 10, 2025 and in other filings and furnishings made by the Company with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

TRADEMARKS: This Presentation contains references to trademarks and service marks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this Presentation may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

PUBLIC DATA SOURCES: Certain facts, forecasts and other statistics in this Presentation have been derived from various public data sources. We believe that the sources of the information are appropriate sources for such information, and we have taken reasonable care in extracting and reproducing such information. However, such information has not been independently verified by us, our directors, officers, or representatives. Furthermore, any facts, forecasts, and other statistics from such sources may not be prepared on a comparable basis or may not be consistent with other sources. In addition, certain facts, forecasts and other statistics have been taken from public official sources or statements. Neither we nor any of our directors, officers or representatives are responsible for the accuracy, reliability or completeness of the information from such public data sources. For these reasons, you should not place undue reliance on such information. You should carefully consider the importance placed on such information or statistics.

MARKET AND INDUSTRY DATA: This Presentation also contains information regarding our market and our industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and we have not independently verified its accuracy or completeness. This data is subject to change. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data based on past performance or modeling contained herein is not an indication as to future performance.

ATRIUM 2

Our vision: To pioneer precision RNA medicines for the heart and profoundly improve the lives of people impacted by cardiac diseases Our vision: To pioneer precision RNA medicines for the heart and profoundly improve the lives of people impacted by cardiac diseases 3

Atrium has made solid progress since our launch in February 2026 KEY MILESTONES • ATR 1072 cleared for trials in the U.S. and Canada • First patient dosed in Phase 1/2 clinical trial – Corventis PRKAG2 syndrome patient identification: 1 Build bottom-up view of full patient population ATR 1072 & ATR 1086: 2 Expand into additional cardiomyopathies with shared pathways Next development candidate: 3 Build the pipeline in rare cardiomyopathy 4

Atrium is at the forefront of genetic cardiomyopathy treatment, and we're moving fast Patients and physicians are looking for more effective treatment options for genetic cardiomyopathies, and the market is primed for precision therapies Rare Cardiac Proven Ability Targeted Disease with High to Execute Platform, Unmet Need with Urgency Focused Pipeline Serious, genetically driven Atrium has dosed its first patient in A targeted RNA delivery platform cardiomyopathies with significant Corventis , the first interventional powering two lead programs - ATR unmet need - no approved disease - clinical trial for people living with 1072 (PRKAG2 syndrome) and ATR 1 modifying therapies exist today PRKAG2 syndrome (Ph 1/2) 1086 (PLN cardiomyopathy) – and two undisclosed precision cardiology targets 1 Hutt, E, et al, “Medical Treatment Strategies for Hypertrophic Cardiomyopathy.” American Journal of Cardiology vol 212, S33 -41 5

A precision RNA platform primed for genetic cardiomyopathies Monoclonal Oligonucleotide Antibody Oligonucleotide Antibodies Therapies Conjugate (AOC) OLIGO mAb mAb OLIGO Targeted Delivery Genetic Precision Scalable Platform ✓ RNA delivery technology designed ✓ Designed to directly target ✓ AOCs applicable across multiple to efficiently reach heart tissue pathogenic RNA genetically -defined cardiomyopathies ✓ Built on technology developed ✓ Potential to modify disease ✓ Efficient expansion potential to at Avidity including same antibody progression additional indications and linker 6

Leadership team expertise in rare disease and RNA Leadership team expertise in rare disease and RNA Rocio Martin | Chief Strategy Officer Kath Gallagher | Chief Executive Officer and Board Member 20+ years in various senior strategy, management and commercial roles in 20+ years in the biopharmaceutical industry leading portfolio strategy, clinical and commercial organizations program management, investor relations and corporate affairs in preclinical to commercial stage companies AVIDITY, KRONOS, AUDENTES, ULTRAGENYX, CELGENE AVIDITY, AKCEA, MERRIMACK Brendan Winslow | Chief Financial Officer Steve Hughes, MD | Chief Medical Officer 15+ years of financial leadership experience in biotech and diversified 25+ years in biopharmaceutical industry contributing to 50+ clinical trials and multiple product filings and healthcare, including global operations, commercialization and strategic launches in rare disease, cardiovascular and neurology therapy areas transformations AVIDITY, IONIS, BIOGEN, CSL BEHRING, SANOFI AVIDITY, ACADIA, BAXTER Stephanie Kenney | Chief Corporate Affairs Officer Husam Younis, PhD, PharmD | Chief Scientific Officer 25+ years in biopharmaceutical industry leading corporate affairs, investor 20+ years in drug discovery and development, including rare disease and relations and marketing at preclinical to commercial stage companies in SVP of development science at Avidity autoimmune, cardiovascular and renal therapy areas AVIDITY, NGM, IONIS, PFIZER AVIDITY, HANSA, ASTRAZENECA Atrium Board Members Troy Wilson Kath Gallagher Sarah Boyce (Chair) Simona Skerjenac Carsten Boess W. Michael Flanagan, Ph.D. 7

Robust wholly - owned pipeline supported by strong capital position CLINICAL ANTICIPATED UPCOMING TARGET RESEARCH IND- ENABLING PHASE 1 PHASE 2 PHASE 3 MILESTONES Initial POC data PRKAG2 syndrome PRKAG2 ATR 1072 expected 2H 2027 IND filing PLN PLN cardiomyopathy ATR 1086 in 2027 Development Undisclosed Rare cardiomyopathy candidate in 2027 Rare cardiomyopathy Undisclosed Research ongoing Strong $1.5B $264M balance sheet potential R&D milestone Cash, cash equivalents, and payments from existing runway through end of 2028, extending 1 investments as of June 30, 2026 2 collaborations with BMS and LLY beyond initial POC data in 2H 2027 1 Does not include the $15M milestone earned from Bristol Myers Squibb announced on August 13, 2026 or proceeds from the $50M private placement financing announced on October 8, 2026 8 2 Receipt of such milestone payments are subject to the terms and conditions of the collaboration agreements with BMS and LLY, respectively, assigned to the Company in connection with the Separation and Distribution from Avidity

About Genetic Cardiomyopathies 9

Millions of people with genetic cardiomyopathies lack disease-modifying treatments

Approximately 1% of patients with genetically driven cardiomyopathies are getting genetic testing[1]

~2 Million
diagnosed in the US[2]

50%
have underlying genetic driver of disease[3,4]

Most managed through symptom control[5]



Limited
targeted or etiology-specific therapies today[6]

Opportunity for RNA-based precision therapies

[1]Longoni, M. et al, "Real-world Utilization of Guideline-Directed Genetic Testing in Inherited Cardiovascular Diseases." Front. Cardiovasc. Med 10:1272433 (2023)
[2]Kramer,C. Et al, "Hypertrophic Cardiomyopathy Registry: The rationale and design of an international, observational study of hypertrophic cardiomyopathy. Am Heart J. 2015 Aug;170(2):223-30 and Ababio, Yaa et al, "Prevalence and Clinical Burden of Idiopathic Dilated Cardiomyopathy in the United States". Am J of Medicine Open Volume 10, 2023.
[3]Ho, CY. "Genotype and lifetime burden of disease in hyptertrophic cardiomyopathy
[4]Cheng, Z,. et al, "Hypertrophic Cardiomyopathy: From Phenotype and Pathogenesis to Treatment". Frontiers in Cardiovascular Medicine vol. 8 (2021). DOI=10.3389/fcvm.2021.722340
[5]Hutt, E, et al, "Medical Treatment Strategies for Hypertrophic Cardiomyopathy." American Journal of Cardiology vol 212, S33-41
[6]Aro, A. et al, "Population Burden of Sudden Death Associated With Hypertrophic Cardiomyopathy". Circulation vol 136 (2017)

ATRIUM 10

Three phenotypes across the genetic cardiomyopathy spectrum Changes in cardiac structure and function can present independently and in combination Hypertrophic Dilated Arrhythmogenic Cardiomyopathy Cardiomyopathy Cardiomyopathy (ACM) (HCM) (DCM) Dyspnea, chest pain, Fatigue, exertional dyspnea, fluid retention, Palpitations, syncope, palpitations, syncope arrhythmias, thromboembolic events ventricular arrhythmias 11

ATR 1072 PRKAG2 Syndrome 12

PRKAG2 syndrome

A rare, progressive disease that can lead to sudden cardiac death

- Autosomal dominant disease caused by gene mutations in PRKAG2 that leads to AMPK overactivity resulting in glycogen accumulation in heart muscle
- Contributes to cardiomyopathy due to thickened heart muscles, electrical conduction problems and arrhythmias
- Causes heart failure and sudden cardiac death
- Current treatment limited to symptom management for arrhythmias and myocardial hypertrophy
- No therapy targeting root cause of disease
- Typically emerges during adolescence and early adulthood[1]

0
Approved therapies

1,000-2,000
People with PRKAG2 in the U.S.[2]

~100%
of people inheriting a pathogenic mutation will develop symptoms[3]

[1] van der Steld, L et al. "PRKAG2 syndrome, a rare hypertrophic cardiomyopathy: a Brazilian long-term follow-up with extracardiac disorders." *Einstein (Sao Paulo, Brazil)* vol. 22 eAO0549. 26 Jul. 2024, doi:10.31744/einstein_journal/2024AO0549
[2] Murphy, R, et al. "Adenosine Monophosphate-Activated Protein Kinase Disease Mimicks Hypertrophic Cardiomyopathy and Wolff-Parkinson-White Syndrome." Journal of the American College of Cardiology vol 45 (2005). doi:10.1016/j.jacc.2004.11.053
[3] Hu, D, et al. "Identification, clinical manifestation and structural mechanisms of mutations in AMPK associated cardiac glycogen storage disease."EBioMedicine 54 (2020) 102723

ATRIUM 13

PRKAG2 syndrome prevalence likely exceeds our initial estimate

This work continues, building towards a confident view of the full population

Patient identification strategy is focused in three areas

1. **Uncover the already-diagnosed**
   Direct, bottom-up engagement with major genetic-testing labs
2. **Engage the patient community**
   Build presence and advocacy where patients already are
3. **Move the field of genetic testing**
   Partner across stakeholders to widen testing and recognition

Early findings to uncover the already diagnosed

- **Our initial prevalence estimate of 1,000 - 2,000[1] PRKAG2 syndrome patients** was conservative based on published literature
- Early efforts have **already uncovered close to 2,000 individuals with** the PRKAG2 mutation so far from only a subset of engaged labs[2]
- **True population likely larger** - still unmeasured

[1] Murphy, R, et al. "Adenosine Monophosphate-Activated Protein Kinase Disease Mimics Hypertrophic Cardiomyopathy and Wolff-Parkinson-White Syndrome." Journal of the American College of Cardiology vol 45 (2005). doi:10.1016/j.jacc.2004.11.053
[2] Data on file: Internal sources based on discussions with genetic testing providers

ATRIUM 14

ATR 1072 designed to silence mutant PRKAG2 to normalize AMPK activity

Mechanism of Disease

PRKAG2 is the regulatory component of AMPK


Wildtype (WT) mRNA
R302Q
Mutant mRNA

Mutant PRKAG2 leads to overactivation of AMPK


AMPK activity
WT PRKAG2
Mutant PRKAG2

Hypertrophic cardiomyopathy (HCM) characterized by glycogen accumulation and arrhythmia


Glycogen accumulation
Arrhythmia

Therapeutic Approach

ATR 1072-mediated degradation of cardiac PRKAG2 mRNA


ATR 1072
R302Q
= Targeted siRNA-mediated RNA degradation

Reduced mutant PRKAG2 leads to normalization of AMPK activity


AMPK activity
WT PRKAG2
Mutant PRKAG2
Mutant PRKAG2 + ATR 1072

Attenuates HCM disease progression


Glycogen accumulation
Arrhythmia

ATRIUM 15

Targeting PRKAG2 mRNA in the heart led to reversal of glycogen accumulation as well as improvement in other key features of the disease in nonclinical model[1]

- Encouraging results in measures of hypertrophy include reduction in heart weight and left ventricular wall thickness
- Treatment also led to improvement in ECG parameters measuring electrical conduction including PR interval
- Further reinforces scientific rationale for ATR 1072 targeting the root cause of PRKAG2 syndrome
- Reversibility of downstream parameters consistent with earlier nonclinical data

Cardiac glycogen accumulation reversed 4 weeks after treatment


Glycogen
Glycogen (µg/mg)
30
20
10
0
* p < 0.05
Control
Untreated diseased mice
Treated diseased mice

[1] Data on file: Mice received PRKAG2^{R302Q} AAV for 3 wk followed by mATR 1072 (single dose 3 mg/kg, siRNA component), a mouse-active surrogate of ATR 1072. Data presented at 4 wk post mATR 1072; mean ± SD, n=9-10/grp. *One-Way ANOVA

ATRIUM 16

ATR 1072 improved measure of cardiac hypertrophy 1 in echocardiogram in nonclinical model Cardiac wall thickness decreased at 4 weeks after treatment Untreated diseased mice Treated diseased mice LVID LVID LVPW LVPW 1 mm LVID: Left ventricular internal diameter; LVPW: Left ventricular posterior wall thickness 1 Data on file. This is a representative echocardiogram image. 17

ATR 1072 has a favorable nonclinical safety profile and 1 robust target knockdown ATR 1072 activity in monkey heart following a ATR 1072 was generally well single dose at 28 days of treatment tolerated in 9 - month, repeat dose chronic toxicity study in PRKAG2 mRNA 150 cynomolgus monkey 125 • No dose limited toxicity in any organ 100 system at the highest dose tested 75 50 • No effects on cardiac function 25 associated with PRKAG2 mRNA 0 reduction including assessments of PBS ATR 1072 ECG, echocardiogram, histopathology (3 mg/kg) 18 1 Data on file: Based on preclinical studies PRKAG2 mRNA Relative to PBS (%)

ATR 1072: First trial targeting PRKAG2 syndrome ongoing

corventis™
PRKAG2 SYNDROME PHASE 1/2 CLINICAL TRIAL

Initial trial data demonstrating proof of concept anticipated in 2H 2027

48-week treatment

PART A - Dose Escalation*

Cohort A1	Cohort A2	Cohort A3
40 mg	80 mg	160 mg
n = 4	n = 4	n = 4

Safety review committee evaluation prior to dose escalation

PART B - Expansion

Cohort B
Recommended Ph 2 dose
n = 25

→

Long-Term Extension

All participants

Open label adaptive trial design
~37 participants enrolled, **~15** sites globally

Adults (18-65 yrs) w/ confirmed PRKAG2 mutation and cardiac phenotype consistent with PRKAG2 syndrome

Primary endpoint: Incidence of treatment-emergent adverse events (TEAEs)

Secondary endpoints: PRKAG2 mRNA reduction and siRNA tissue concentrations (cardio biopsy in Part A only), plasma PK

Exploratory endpoints: Echocardiogram, ECG and Holter parameters, biomarkers, immunogenicity, clinical outcomes, and optional cardiac MRI findings

* Dose based on siRNA weight; flat dosing IV Q6W Equivalent to 0.5, 1.0, 2.0 mg/kg

ATRIUM 19

ATR 1086 PLN Cardiomyopathy 20

PLN Cardiomyopathy

A rare progressive disease with frequent family history

- PLN-R14del is the most common disease-relevant PLN mutation
- Mutant PLN-R14del forms aggregates and impairs cardiomyocyte function
- Characterized by dilated, arrhythmogenic or hypertrophic cardiomyopathy
- Notable for frequent family history of premature sudden cardiac death and progressive cardiac failure
- High incidence of sudden cardiac death, ventricular arrhythmias and cardiac transplantation
- Current treatment focuses on symptom management[1]
- No therapy to target root cause of disease

0
Approved therapies

2,000-4,000
People with pathogenic PLN variants in the U.S.[2]

[1] Vafiadaki E, et al. "Phospholamban R14del disease: The past, the present and the future." Frontiers in Cardiovascular Medicine vol 10 (2023). doi:10.3389/fcvm.2023.1162205
[2] Internal sources based on discussions with genetic testing providers

ATRIUM 21

ATR 1086: Designed to silence mutant PLN to prevent 1 protein aggregates and target root cause of disease Phospholamban (PLN) regulates R14del mutation on PLN causes Dilated and Arrhythmogenic Mechanism Ca2+ handling in cardiomyocytes PLN to form protein aggregates cardiomyopathy (DCM & ACM) of Disease ATR 1086 mediated degradation Reduced mutant PLN prevents Attenuates DCM & ACM Therapeutic of cardiac PLN mRNA protein aggregate formation disease progression Approach ATR 1086 22 1 Data on file: Based on preclinical studies

ATR 1086 demonstrates functional improvement and survival in preclinical model of disease[1]

Reduction of human PLN expression in the heart following treatment with ATR 1086 (6 mg/kg)



PLN mRNA
*
125
100
75
50
25
0
% of WT Vehicle
Vehicle
ATR 1086
hPLN Wildtype (WT) Mouse

PLN mRNA levels were measured in cardiac tissue in transgenic mice expressing hPLN WT.

Improved survival (Kaplan-Meier survival curve) and ejection fraction following repeated ATR 1086 treatment (6 mg/kg) in a humanized mouse model of hPLNR14/R14



Supervised Survival Curve
100
75
50
25
0
Survival (%)
Vehicle
ATR 1086
0
4
8
12
16
20
Week
hPLN$^{R14/R14}$



Ejection Fraction
*
100
80
60
40
20
0
%
WT
Vehicle
ATR 1086
hPLN$^{R14/R14}$

Ejection fraction measured at 6-weeks of treatment. Dotted lines indicate WT levels. Data are presented as mean ± SEM. Student's t-test, * $p < 0.05$.

[1] Data on file: Based on preclinical studies

ATRIUM 23

Expansion Opportunities for ATR 1072 and ATR 1086 A biology -driven pipeline with multiple indication expansion opportunities 24

ATR 1072 and ATR 1086 have opportunities for indication expansion beyond a single genetically defined population Central Pathways in Opportunities for Cardiac Function Indication Expansion AMPK dysregulation is implicated Energy sensing across multiple genetic PRKAG2 regulates AMPK AMPK ATR 1072 cardiomyopathies beyond activity, the key energy sensor in the heart PRKAG2 syndrome Influencing calcium cycling may Calcium handling improve diastolic function in PLN inhibits SERCA2a, an 2+ Ca ATR 1086 multiple cardiomyopathies beyond essential mediator of calcium cycling PLN cardiomyopathy 25

Atrium is accelerating momentum post - launch, with strong execution and multiple milestones ahead Achievements Anticipated Upcoming Milestones • GMP manufacturing• Initial proof-of-concept data by 2H 2027 • IND clearance and NOL ATR 1072 • First patient dosed in Corventis Ph 1/2 trial • Identified lead candidate• IND-enabling studies initiated in 2026 ATR 1086• Preclinical proof -of-concept • IND filing in 2027 • GMP manufacturing Rare • Identified two promising targets• Next development candidate in 2027 cardiomyopathies 26 26

Atrium has the expertise, leadership and focused pipeline to deliver in precision cardiology Execution Pipeline Platfor m Strong balance sheet with Focused pipeline with Proprietary RNA delivery experienced leadership indication expansion platform ideal for precision team opportunities cardiology 27 27

IR Contact Stephanie Kenney, Chief Corporate Affairs Officer investors@atrium -tx.com 28